WEYERHAEUSER Investor Presentation June 2022 Exhibit 99.1

This presentation contains statements and depictions that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including without limitation with respect to the following: future goals and prospects; business strategies; factors affecting market supply of lumber; key initiatives; expected levels of demand and market drivers for our products, including expected growth projections in U.S. housing demand and repair and remodel activity and adoption of wood-based building; market dynamics; the number of HBU acres in our portfolio and our 2022 Adjusted EBITDA outlook for our Real Estate and Energy and Natural Resources business; projections relating to the future growth, value and performance of our timberlands portfolio; expectations concerning new log export markets and projected growth in existing export markets; plans to upgrade and maximize the value of our timberland portfolio by 2025; future growth, productivity and reliability of our wood products businesses, including our ability to operate profitably through the economic cycle; our cash dividend framework, base dividend sustainability and target growth, and our target percentage return to shareholders of Adjusted Funds Available for Distribution (Adjusted FAD), including expected supplemental cash dividends and future share repurchases; capital structure, credit ratings, liability management, and revolving line of credit capacity; our outlook for capital expenditures across the company through 2025; operational excellence targets and creation of long-term shareholder value, including targeted operational excellence margin improvements through 2025; our sustainability practices and ambitions, including without limitation those set forth in our “3 by 30” sustainability goals and our greenhouse gas emissions reduction targets; and our new climate solutions business and related plans, including goals and projections for adjusted EBITDA and growth in demand for climate change mitigation and carbon markets. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and may be identified by our use of certain words in such statements, including without limitation words such as  “committed,” “continue,” “estimate,” “expect,” “forecast,” “goal,” “growing,” “maintain,” “outlook,” “sustainable,” “target,” “will,” and similar words and terms and phrases using such terms and words, as well as references to future dates. Depictions or illustrations that constitute forward-looking statements may be identified by graphs, charts or other illustrations indicating expected or predicted occurrences of events, trends, conditions, performance or achievements at a future date or during future time periods. We may refer to assumptions, goals, targets, or expected performance through, or events to occur by or at, a future date, and such references may also constitute forward-looking statements. Forward-looking statements are based on our current expectations and assumptions. The realization of our expectations and the accuracy of our assumptions are subject to a number of risks and uncertainties that are difficult to predict and often are beyond the company’s control. These and other factors could cause one or more of our expectations to be unmet, one or more of our assumptions to be materially inaccurate or actual results to differ materially from those expressed or implied in our forward-looking statements or all of the foregoing. Such uncertainties and other factors include without limitation: the effect of general economic conditions, including employment rates, interest rate levels, inflation, housing starts, general availability of financing for home mortgages and the relative strength of the U.S. dollar; the effects of COVID-19 and other viral or disease outbreaks, including but not limited to any related regulatory restrictions or requirements, and their potential impacts on our business, results of operations, cash flows, financial condition and future prospects; market demand for the company's products, including market demand for our timberland properties with higher and better uses, which is related to, among other factors, the strength of the various U.S. business segments and U.S. and international economic conditions; changes in currency exchange rates, particularly the relative value of the U.S. dollar to the Japanese yen, the Chinese yuan, and the Canadian dollar, and the relative value of the euro to the yen; restrictions on international trade and tariffs imposed on imports or exports; the availability and cost of shipping and transportation; economic activity in Asia, especially Japan and China; performance of our manufacturing operations, including maintenance and capital requirements; potential disruptions in our manufacturing operations; the level of competition from domestic and foreign producers; the success of our operational excellence initiatives; our ability to hire and retain capable employees; the successful and timely execution of our strategic acquisitions strategy, including the successful integration of our acquisitions and our ability to realize expected benefits and synergies, and the successful and timely execution of our strategic divestitures, each of which could be subject to a number of risks and conditions beyond our control including but not limited to the availability of acquisition opportunities and market demand for our divestiture properties, timing, required regulatory approvals or the occurrence of any event, change or other circumstances that could give rise to a termination event under the terms of the governing transaction agreements; raw material availability and prices; the effect of weather; changes in global or regional climate conditions, including legal, governmental or market responses to any such changes or the anticipation of such changes; the risk of loss from fires, floods, windstorms, hurricanes, pest infestation and other natural disasters; energy prices; availability and costs for transportation and labor; federal tax policies; the effect of forestry, land-use, environmental and other governmental regulations; legal proceedings; the performance of pension fund investments and related derivatives; the effect of timing of employee retirements as it relates to the cost of pension benefits and changes in the market price of our common stock on charges for share-based compensation; the accuracy of our estimates of costs and expenses related to contingent liabilities and charges related to casualty losses; changes in accounting principles; and other risks and uncertainties identified in our 2021 Annual Report on Form 10-K, as well as those set forth from time to time in our other public statements and reports, including reports, registration statements, prospectuses, information statements and other filings with the SEC. It is not possible to predict or identify all risks and uncertainties that might affect the accuracy of our forward-looking statements and, consequently, our descriptions of such risks and uncertainties should not be considered exhaustive. There is no guarantee that any of the events anticipated by these forward-looking statements will occur, and if any of the events do occur, there is no guarantee what effect they will have on the company's business, results of operations, cash flows, financial condition and future prospects. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to publicly update or revise any forward-looking statements. Nothing on our website is intended to be included or incorporated by reference into, or made a part of, this presentation. Also included in this presentation are certain non-GAAP financial measures that management believes complement the financial information presented in accordance with U.S. GAAP and therefore may be useful to investors. Our non-GAAP financial measures may not be comparable to similarly named or captioned non-GAAP financial measures of other companies. Except for certain forward-looking non-GAAP measures, a reconciliation of each presented non-GAAP measure to its most directly comparable GAAP measure is provided in the appendices to this presentation.  FORWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES

UNMATCHED PORTFOLIO INDUSTRY-LEADING PERFORMANCE STRONG ESG FOUNDATION DISCIPLINED CAPITAL ALLOCATION + + Superior Shareholder Value + WEYERHAEUSER INVESTMENT THESIS

WE OPTIMIZED OUR TIMBERLANDS HOLDINGS THROUGH STRATEGIC TRANSACTIONS IN ALABAMA & WASHINGTON WE REDUCED DEBT BY $375 MILLION Resulting in Total Debt Reduction since 2020 Q3 of $1.2 BILLION WE SET A SCIENCE-BASED GHG REDUCTION TARGET At the Most Ambitious Level WE CAPTURED MORE THAN $70 MILLION Of OpX Improvements in 2021 UNMATCHED PORTFOLIO INDUSTRY-LEADING PERFORMANCE STRONG ESG FOUNDATION DISCIPLINED CAPITAL ALLOCATION WE RANKED #1 or #2 FOR EBITDA MARGIN In All Our Manufacturing Businesses WE PUBLISHED OUR CARBON RECORD Our Forests Store Billions of Tons of Carbon and We Are Significantly Carbon Negative Continued strong PERFORMANCE Key 2021 Accomplishments WE RETURNED OVER $2 BILLION OF CASH To Shareholders, Based on 2021 Results AND INCREASED OUR SHARE REPURCHASE AUTHORIZATION TO $1 BILLION

UNMATCHED PORTFOLIO INDUSTRY-LEADING PERFORMANCE STRONG ESG FOUNDATION DISCIPLINED CAPITAL ALLOCATION + + + GROW OUR TIMBER PORTFOLIO with $1 BILLION of disciplined investments through 2025 GROW EBITDA FROM NATURAL CLIMATE SOLUTIONS to $100 MILLION by 2025 CAPTURE OPX of $175-250 MILLION across businesses from 2022-2025 GROW LUMBER PRODUCTION by 5% annually through organic growth through 2025 PROGRESS AGAINST OUR SCIENCE-BASED GHG REDUCTION TARGET at the most ambitious level MAINTAIN & ENHANCE OUR EXTERNAL RECOGNITIONS for our ESG commitment and performance ANNUALLY RETURN 75-80% OF ADJUSTED FAD TO SHAREHOLDERS through base dividend and combination of variable supplemental dividend and share repurchase COMMITTED TO GROW BASE DIVIDEND by 5% annually from 2022-2025         2025 YEAR-END TARGETS Driving Growth and Shareholder Value

Rising Global Demand for Wood Fiber Increased Adoption of Wood-Based Building Increased Demand for Natural Climate Solutions Growing Demand for U.S. Housing 2 3 4 FUNDAMENTAL DRIVERS SHAPING OUR INDUSTRY We Are Well-Positioned to Capitalize on These Opportunities 1

UNMATCHED PORTFOLIO Our Quality, Diversity and Scale Cannot Be Replicated

WHO WE ARE A Tax-Efficient REIT With Three Industry-Leading Businesses WOOD PRODUCTS We are a scale, low-cost wood products manufacturer TIMBERLANDS We are the largest private timberland owner in North America REAL ESTATE, ENERGY & NATURAL RESOURCES We deliver the most value from every acre (1) Approximate total acres as of December 31, 2021. (2) Recently announced new distribution center in San Antonio, Texas, expected to be fully operational in 2023. 11 MILLION ACRES OWNED IN THE U.S.(1) 1 2 3

DIVERSE CUSTOMER MIX that fully values our quality, scale, reliability and sustainable practices PROPRIETARY SEEDLINGS yield superior growth, wood quality and survival characteristics CUSTOMIZED PLANTING deploys the best genetic material for each acre on our land base TARGETED SILVICULTURE generates superior volume and value in each geography LOW-COST PRODUCER that achieves top margin for lumber, panels and engineered wood PREMIUM LAND SALES maximizing value from each acre via higher-and-better-use parcels STEADY ROYALTY & LEASE INCOME maximizing value from surface & subsurface assets DELIVERED LOG MODEL captures maximum value from each tree using data-driven optimization HARVEST AND HAUL efficiency and logistics capabilities for low-cost and reliable operations HEALTHY FORESTS that are diverse, productive and grown sustainably to financial maturity OPTIMAL RAW MATERIALS to maximize mill margins through cost-effective fiber procurement WHAT WE DO Create and Capture Superior Value at Every Step NATURAL CLIMATE SOLUTIONS maximizing value through wind, solar, carbon, mitigation & conservation 9

For more information, view our alignment with key ESG frameworks, and visit www.wy.com/sustainability. HOW WE DO IT Our Sustainability Strategy Sustainability Is a Core Value Sustainability Is a Core Value CLIMATE HOMES COMMUNITIES SUSTAINABILITY AMBITIONS Working to Solve 3 BIG CHALLENGES BY 2030 Ten-year roadmap to review and adjust ESG-related focus areas and strategies Set and meet appropriate annual goals Report progress Increase visibility of sustainability in critical business processes Strengthen awareness and pride Identify opportunities and mitigate risks Improve sustainability performance MAINTAIN ESG FOUNDATION IMPROVE BUSINESS ALIGNMENT DEMONSTRATE POSITIVE IMPACT

STRONG ESG FOUNDATION

Long-standing Focus on Sustainability

Environmental Stewardship

WE PLANT
130-150 MILLION TREES
EACH YEAR

WE HARVEST
ONLY 2%
OF OUR FORESTS
EACH YEAR, AND
100%
OF OUR TIMBERLANDS ARE REFORESTED
AFTER HARVESTING

WE CERTIFY
100%
OF OUR TIMBERLANDS & WOOD PRODUCTS FACILITIES TO
SUSTAINABLE FORESTRY INITIATIVE
STANDARDS

WE REMOVE THE EQUIVALENT OF
35 MILLION METRIC TONS of CO_2
IN OUR FORESTS & WOOD PRODUCTS
ANNUALLY

OUR NEW GHG EMISSION REDUCTION TARGET
HAS BEEN VERIFIED BY THE
SCIENCE BASED TARGET INITIATIVE
AT THE HIGHEST LEVEL OF AMBITION

WE MEET MORE THAN
70% OF OUR OWN ENERGY NEEDS
USING RENEWABLE BIOMASS

ON AVERAGE WE USE
95% OF EVERY LOG

Social Responsibility

WE ARE AN
INDUSTRY LEADER IN SAFETY



10.00
1.76
1990
2021

RECORDABLE INCIDENT RATE

MORE THAN
80%
OF ALL EMPLOYEES AGREE
THEIR WORK ENVIRONMENT IS INCLUSIVE

WE GAVE
$5.9 MILLION
IN GRANTS, SPONSORSHIPS, IN-KIND DONATIONS, EMPLOYEE TIME, AND RESEARCH
IN 2021

WE PROVIDE
9,000+ FAMILY WAGE JOBS
IN MOSTLY RURAL COMMUNITIES

MORE THAN
90%
OF ALL SALARIED EMPLOYEES HAD AN
INDIVIDUAL DEVELOPMENT PLAN
IN 2021

Corporate Governance

BOARD DIVERSITY



3
1
5
Female
Male
Racially Diverse Female

WE'VE APPOINTED
7 NEW DIRECTORS TO OUR BOARD
SINCE 2015

OUR RIGOROUS,
PRE-SET GOALS FOR THE ANNUAL INCENTIVE PLAN INCLUDE ESG-RELATED METRICS

WE RECEIVED OVER
94%
SAY ON PAY SUPPORT
IN 2021

11

SUPERIOR HOLDINGS CREATE VALUE TODAY AND TOMORROW Unrivaled portfolio that cannot be replicated Diversified holdings at scale Superior supply chain Enduring value across market cycles Enhancing portfolio value through disciplined investments Unmatched timber-growing expertise TIMBERLANDS 12

OUR TIMBERLANDS PORTFOLIO

Unmatched Quality, Scale and Diversification


3
MILLION
ACRES IN THE
WEST

High value Douglas fir

- Premium land west of the Cascade mountains
- Sawlogs are approximately 90% of harvest
- Unique Japan export presence


7
MILLION
ACRES IN THE
SOUTH

Premium Southern yellow pine

- Superior quality pine planted forests
- Balanced mix of grade and fiber logs
- Scale operations in every major region


1
MILLION
ACRES IN THE
NORTH

Diverse hardwoods and softwoods

- Premium hardwood sawlogs
- Maximizing value with over 300 product grades

UNMATCHED ASSETS & SUPPLY CHAIN CAPABILITIES


West
56%
South
43%
North: 1%

ADJUSTED EBITDA[(1)]
BY REGION (2021)

(1) See appendix for reconciliation to GAAP amounts and definition of Adjusted EBITDA. Other is excluded. Approximate total acres as of December 31, 2021.

13

THIRD-PARTY DOMESTIC CUSTOMERS WEYERHAEUSER MILLS EXPORT CUSTOMERS TIMBERLANDS REVENUE BY END MARKET (2021) We Flex Supply To Meet Dynamic Customer Demands and Capture Market Opportunities TIMBERLANDS CUSTOMERS Capture Full Value Through a Diverse Customer Mix

Percentages based on 2021 full year Timberlands export sales. TIMBERLANDS EXPORT MARKETS Unrivaled Market Position and Supply Chain Expertise Percentages based on 2021 full year Timberlands export sales. EXPORT REVENUE JAPAN CHINA KOREA 69% 21% 9% UNIQUE JAPAN BUSINESS Multi-decade relationships supplying steady post & beam housing market Western timberlands ownership provides premium logs at unrivaled scale Largest log export facility in North America creates substantial supply chain advantage and efficiencies OTHER EXPORT MARKETS Direct-to-customer strategy facilitates consistent demand Flexibility to quickly respond to shifts in global wood demand Southern exports positioned to grow Targeting new geographies and growing demand for wood fiber, biomass and pellets Percentages based on 2021 full year Timberlands export sales. 1% INDIA

DISCIPLINED INVESTMENTS OF $1 BILLION TO GROW OUR TIMBER PORTFOLIO GOALS TO DRIVE GROWTH Enhancing Timberlands Portfolio Value by 2025 Target investment zones in U.S. West and U.S. South Generate near-term cash yields comparable to 2020-21 transactions leveraging WY scale and expertise Positioning portfolio through AVO 2.0 to deliver excess returns above transaction values Recently acquired high-quality timberlands in the Carolinas Leveraging Industry-Leading Analytics and Expertise Optimizing Portfolio to Improve Value and Performance PORTFOLIO VALUE ATTRIBUTES 16

MAXIMIZE THE VALUE OF EVERY ACRE WE OWN REAL ESTATE, ENERGY & NATURAL RESOURCES Continually evaluate every acre Deliver a significant premium to timber value Serve rising demand for natural climate solutions Capture the full value of surface and subsurface assets Generate consistent and reliable cash flow 17

REAL ESTATE, ENERGY & NATURAL RESOURCES Unlock Higher and Better Use (HBU) Value PREMIUM LAND SALES Maximizing Value from Each Acre Via HBU Parcels STEADY ROYALTY & LEASE INCOME Maximizing Value from Surface & Subsurface Assets ENERGY & NATURAL RESOURCES Wind & Solar Infrastructure Rights of Way Cell Towers Wetland Mitigation Banks Natural Gas Aggregates & Industrial Materials REAL ESTATE 1.2 MILLION ACRES With HBU Attributes CONTINUALLY EVALUATE EVERY ACRE 55-100+% PREMIUM To Timber Value(1) (1) Since inception, following the Plum Creek merger in 2016. ≤1% OF TIMBERLAND ACRES Sold Annually 18

NATURAL CLIMATE SOLUTIONS Leveraging Our Unmatched Scale Preserving Valuable Ecosystems Leasing Land for Wind and Solar Production MITIGATION & CONSERVATION RENEWABLE ENERGY FOREST CARBON CARBON CAPTURE & STORAGE Participating in the Emerging Offsets Market Growing Our Current Business Subsurface Leasing for Carbon Sequestration Extending Our Business Model

NATURAL CLIMATE SOLUTIONS Growing EBITDA as Carbon Markets Develop Building a $100 Million Business Adjusted EBITDA(1) 2021 growth primarily from current Mitigation, Conservation and Renewable Energy businesses Announced first forest carbon pilot project in Maine Signed first Carbon Capture and Storage agreement for project in Louisiana Signed agreement for potential development of 1 GW of solar projects in Southeastern U.S. Future upside beyond 2025 as markets continue to develop (1) See appendix for definition of Adjusted EBITDA and reconciliation to GAAP amounts. Adjusted EBITDA for Natural Climate Solutions is included in Real Estate and ENR segment results. KEY UPDATES $22 $38 $100 20

REAL ESTATE, ENERGY & NATURAL RESOURCES Consistent, Reliable Cash Generation – Growing Natural Climate Solutions (1) See appendix for definition of Adjusted EBITDA and reconciliation to GAAP amounts. The quantity of real estate HBU property was reduced by divestitures of the company’s Michigan and Montana timberlands in 2019 and 2020, respectively. Adjusted EBITDA(1) $241 $264 Real Estate Energy & Natural Resources $274 Shifting societal preferences driving robust demand for rural recreational properties Continued strong demand from recreational and investment buyers Growing Natural Climate Solutions Business as emerging Forest Carbon and CCS markets develop $296 $241 $ in millions

WOOD PRODUCTS MAXIMIZING MARGIN THROUGH THE BUSINESS CYCLE Unmatched scale, brand and reputation Diversified mix of high-quality products Relentless focus on industry-leading cost structure Diverse customer mix and demand drivers Superior returns through the cycle: “Black at the bottom” Organically growing lumber production to serve increasing market demand 22

WOOD PRODUCTS PORTFOLIO

Industry-Leading Scale, Diversification and Quality



LUMBER

2nd largest producer in North America
- 19 lumber mills
- 5.4 BBF capacity



ORIENTED STRAND BOARD

4th largest producer in North America
- 6 oriented strand board mills
- 3.1 BSF capacity



ENGINEERED WOOD PRODUCTS

#1 engineered wood capacity in North America
- 6 engineered wood mills (42 MMCF capacity)
- 3 veneer/plywood mills (610 MMSF capacity)
- 1 medium density fiber mill (265 MMSF capacity)



DISTRIBUTION

Located in the largest homebuilding markets
- 19 distribution centers[1]

UNMATCHED ASSETS & SUPPLY CHAIN CAPABILITIES



EWP
13%
Distribution
5%
Lumber
48%
OSB
34%

ADJUSTED EBITDA[2]
BY BUSINESS (2019-2021)

(1) Recently announced new distribution center in San Antonio, Texas, expected to be fully operational in 2023.
(2) See appendix for reconciliation to GAAP amounts and definition of Adjusted EBITDA. Other is excluded.

Statistics for full year 2021. Source: Competitor reports, public filings, APA. Production capacity for engineered wood represents total solid section press capacity. Weyerhaeuser engineered solid section facilities also may produce engineered I-joists to meet market demand. In 2021, approximately 25 percent of Weyerhaeuser's total press production was converted into I-joists.

23

NEW RESIDENTIAL: SINGLE & MULTI-FAMILY REPAIR & REMODEL: PROFESSIONAL AND DIY PERCENT OF SALES BY END MARKET (2021) NON-RESIDENTIAL CONSTRUCTION, INDUSTRIAL AND OTHER USES WOOD PRODUCTS Diverse Demand Drivers and Customer Mix Percentages are approximate based on 2021 full year Wood Products net sales. Customers Value Our Quality, Scale, Reliability and Sustainable Practices

WOOD PRODUCTS Prudent Investments to Serve Growing Demand for Wood-Based Building Growing production by 5% annually through 2025(1) Improving productivity and reliability of existing mills LUMBER ORIENTED STRAND BOARD ENGINEERED WOOD PRODUCTS DISTRIBUTION Optimizing production levels and mix as market demand expands Optimizing alignment with strategic markets Expect Growth Will Be Driven Primarily by Lumber and Engineered Wood (1) Expect lumber production will grow from 4.8 BBF in 2021 to 5.7 BBF in 2025. Production growth will be achieved by capturing full benefit of Millport and Holden mill modernizations and investing to improve reliability, productivity and cost structure of the company’s existing mill set.

INDUSTRY-LEADING PERFORMANCE Significant, Sustainable Margin Improvement Through the Cycle

OPERATIONAL EXCELLENCE Delivering Sustainable Margin Improvement Through the Cycle SUSTAINABLE MARGIN IMPROVEMENT Our Ongoing Core OpX Focus EXPANDING OUR REACH WITH OPX 2.0 Finding Opportunity in Every Corner Future Value World Class Execution on Critical Activities That Generate Longer-Term Value Cost Avoidance Intentional Work to Eliminate or Reduce Potential Cost Increases in the Future Efficiency Projects That Standardize Processes, Reduce Manual Work, Streamline Systems Cross-Business OpX Opportunities to Drive Improvement Within Our Integrated Supply Chain Timberlands Harvest & Haul • Silviculture Marketing • Merchandising Wood Products Controllable Cost • Recovery Reliability • Product Mix Cross- Business OpX

WE ACHIEVED Black at the Bottom PERFORMANCE IN MANUFACTURING DELIVERING SUPERIOR RELATIVE PERFORMANCE Industry-Leading Position TARGETING $175-250 MILLION OF ADDITIONAL OPX MARGIN IMPROVEMENTS FROM 2022-2025 Lumber and Oriented Strand Board WE CAPTURED MORE THAN $70 MILLION IN OPX IMPROVEMENTS IN 2021 28 Record Adjusted EBITDA in 2021 #1 or #2 in All Manufacturing Businesses in 2021 OUR PERFORMANCE VS. PEERS Engineered Wood Products Distribution Western Timberlands HIGHEST MARGIN LARGEST MARGIN IMPROVEMENT SUSTAINED MARGIN IMPROVEMENT BEST EBITDA PER ACRE 2021 2014-2021 2014-2021 2021

DELIVERING SUPERIOR RELATIVE PERFORMANCE

Our OpX Scorecard

TIMBERLANDS
ADJUSTED EBITDA(1,2) PER ACRE

WEST



$220
$180
$140
$100
$60
$20
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021

Weyerhaeuser Timberlands & ENR vs Peers

SOUTH



$80
$60
$40
$20
$0
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021

Weyerhaeuser Timberlands & ENR vs Peers

WOOD PRODUCTS
ADJUSTED EBITDA MARGIN(1,3)

LUMBER(4)



50%
40%
30%
20%
10%
0%
-10%
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021

Weyerhaeuser vs Peers

ORIENTED STRAND BOARD



65%
50%
35%
20%
5%
-10%
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021

Weyerhaeuser vs Peers

ENGINEERED WOOD PRODUCTS



35%
25%
15%
5%
-5%
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021

Weyerhaeuser vs Peers

DISTRIBUTION



12%
8%
4%
0%
-4%
-8%
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021

Weyerhaeuser vs Peers

Source for competitor data: public SEC filings, National Council of Real Estate Investment Fiduciaries (NCREIF). Results include only North American operations.

(1) See appendix for reconciliation to GAAP amounts and definition of Adjusted EBITDA.

(2) 2020 EBITDA for Weyerhaeuser Southern Timberlands reflects announced 10 percent reduction in 2020 fee harvest volumes. Timberlands peers include NCREIF, PotlatchDeltic and Rayonier. To improve comparability with peer disclosures, amounts shown for Weyerhaeuser include Timberlands EBITDA and non-timber income currently reported in the company's Energy & Natural Resources business.

(3) Wood Products peers include BlueLinx, Boise Cascade, Canfor, Interfor, Louisiana Pacific and West Fraser.

(4) 2017-2021 lumber margins include expenses for softwood lumber countervailing and anti-dumping duties for all companies shown.

29

DISCIPLINED CAPITAL ALLOCATION Long-Term Commitment to Balancing Three Key Priorities

INVEST IN OUR BUSINESSES RETURN CASH TO SHAREHOLDERS MAINTAIN AN APPROPRIATE CAPITAL STRUCTURE CORE ALLOCATION Investment Grade Credit Rating Disciplined Capital Expenditures Sustainable Base Dividend OPPORTUNISTIC ALLOCATION Value-Enhancing Growth Opportunities Liability Management Supplemental Dividends & Share Repurchases DISCIPLINED CAPITAL ALLOCATION Balanced and Sustainable Philosophy – Three Key Priorities

(1) See appendix for definition of Adjusted FAD and reconciliation to GAAP amounts. (2) Normally declared and paid annually in the first quarter, based on prior year results. RETURNING CASH TO SHAREHOLDERS Allocation Framework and Cash Return Calculation TARGETED RETURN OF CASH TO SHAREHOLDERS Calculated on an Annual Basis 20-25% of Adj. FAD SUSTAINABLE BASE DIVIDEND supported by Timberlands and Real Estate & ENR cash flow, even at bottom of the cycle SUPPLEMENTAL DIVIDEND(2) AND/OR SHARE REPURCHASE to achieve targeted return of 75-80% of annual Adjusted FAD EXCESS CASH available for growth, debt paydown and additional share repurchase Return 75-80% of Adj. FAD to Shareholders ADJUSTED FUNDS AVAILABLE FOR DISTRIBUTION(1) ALLOCATION FRAMEWORK 32 Adjusted FAD Quarterly Base Cash Dividends Targeted Return to Shareholders Cash Available for Allocation Between Supplemental Dividend(2) and/or Opportunistic Share Repurchase 75-80% Payout

CASH RETURN FRAMEWORK IN ACTION Returned Over $2 Billion of Cash To Shareholders Based on 2021 Results Returned $2.63 per share of dividends based on 2021 results Returned $100 million through opportunistic share repurchase Highest full year operating cash flow on record Record Wood Products results (1) See appendix for definition of Adjusted FAD and reconciliation to GAAP amounts. (2) On September 22, 2021, our board of directors declared a one-time interim supplemental dividend of $0.50 per share that was paid on October 19, 2021. (3) On January 28, 2022, our board of directors declared a supplemental dividend of $1.45 per share that was paid on February 28, 2022. (4) Share repurchase activity in 2021 totaled $100 million at an average price of $36.52 per share. $509 $375 $1,084 $2,068 $2,623 $ in millions 2021 Adjusted FAD(1) Quarterly Base Dividends Interim Supplemental Dividend(2) Supplemental Dividend(3) Share Repurchase(4) Total Cash Return $100 75-80% Target Payout Range 79% of Adjusted FAD Returned to Shareholders Based on 2021 Results

TARGETING 5% ANNUAL BASE DIVIDEND GROWTH Driven by Timberlands and Natural Climate Solutions (1) Assumes current quarterly base dividend of $0.18 per share. Timberlands: Targeted acquisitions & Business Development $0.72 2022 Pro Forma 2025 Outlook 2023 2024 Current base dividend(1) Future BASE dividend NATURAL CLIMATE SOLUTIONS: ebitda Grows to $100 Million PERFORMANCE IMPROVEMENTS: Innovation & CapEx Improve Margins & Down-Cycle Cash Flows ~5% ANNUAL GROWTH DIVIDEND GROWTH DRIVERS $0.72

$1 BILLION SHARE REPURCHASE AUTHORIZATION Increased share repurchase authorization to $1 billion in 2021 Q3 Repurchased $100 million in 2021(1) Repurchased additional $121 million in 2022 Q1(2) Approximately $800 million of remaining capacity under current authorization(3) Will continue to deploy opportunistically as part of commitment to returning capital to shareholders INCREASED SHARE REPURCHASE AUTHORIZATION Well-Positioned for Strategic and Opportunistic Deployment 35 (1) Share repurchase activity in 2021 totaled $100 million at an average price of $36.52 per share. (2) Share repurchase activity in 2022 Q1 totaled $121 million at an average price of $37.87 per share. (3) Share repurchase authorization remaining as of March 31, 2022.

CAPITAL EXPENDITURES Organic Investments to Sustain and Enhance Our Operations CAPITAL EXPENDITURES $ in millions Wood Products: $320 million in 2022 Maintenance capex is $150-200 million Projects to improve costs and reliability Strategic lumber mill modernization Timberlands: $110 million in 2022 Reforestation and silviculture Roads and infrastructure Real Estate & ENR: Minimal Limited spending for entitlement activities and Natural Climate Solutions Corporate: $10 million in 2022 Primarily IT systems (1) Capital expenditures for 2016 exclude discontinued operations. Expect Annual Capital Expenditures of $420-440 Million in 2023-2025 2016-2018 Average(1) 2019-2020 Average 2021 2022 Outlook

Maintain AN appropriate capital structure Operating from Strong Financial Position with Significant Flexibility NET DEBT TO ADJUSTED EBITDA (LTM)(1) 3.5x INVESTMENT GRADE CREDIT PROFILE   Baa2 Moody’s BBB Standard & Poor’s AMPLE LIQUIDITY   OPPORTUNISTIC LIABILITY MGMT STRONG ASSET COVERAGE Over 80% of business assets are in Timberlands 3.5x Target Net debt/Adjusted EBITDA over the cycle Reduced Debt by ~$1.2 billion since 2020 Q3 Refinanced $900 million of debt in 2022 Q1 Reduced Pension Obligation by $765 million in 2020 LEVERAGE RATIO WELL BELOW 3.5x OVER THE CYCLE TARGET 3.5x (1) Last twelve months Adjusted EBITDA for each quarter presented. See appendix for definition of Net Debt to Adjusted EBITDA and reconciliation to GAAP amounts. $1.5 billion available revolving line of credit 37

LUMBER ORIENTED STRAND BOARD WESTERN LOGS SOUTHERN LOGS market dynamics for our products Improving sawlog demand Fiber log demand generally stable Log pricing showing notable gains across several geographic sub-areas Emerging log export opportunity Sustained, high level of demand from residential construction activity Favorable industry operating rates B.C. mill closures will be replaced by U.S. South capacity additions Current pricing well above historic levels Labor related transportation challenges Sustained, high level of demand from residential construction activity Favorable operating rates Current pricing well above historic levels Labor related transportation challenges Strong domestic wood products production Favorable Japanese demand Solid Chinese log demand, but facing supplier constraints from Australia, Europe and Russia

WEYERHAEUSER INVESTMENT THESIS UNMATCHED PORTFOLIO INDUSTRY-LEADING PERFORMANCE STRONG ESG FOUNDATION DISCIPLINED CAPITAL ALLOCATION + + Superior Shareholder Value +

APPENDIX

LUMBER(1) OSB(2) WOOD PRODUCTS SALES REALIZATIONS: CURRENT VS. 2022 Q1 WEYERHAEUSER’S AVERAGE SALES REALIZATIONS Approximate Change As of May 27, 2022 (1) Changes in average realizations typically lag changes in industry benchmark pricing due to length of order files. (2) WY reports OSB realizations in MSF 3/8”. Changes in average realizations typically lag changes in industry benchmark pricing due to length of order files.

Generation Z and Millennials are the largest population cohort, and entering peak homebuying years Renewed preference for single family homes, which use roughly 3x as much wood as multifamily units Current homebuilding rates will not fully address current deficit resulting from a decade of underbuilding Record low inventories for existing and new home sales will help offset increases in mortgage rates FAVORABLE DEMOGRAPHICS U.S. HOUSING REMAINS UNDERBUILT Underlying Demand U.S. Housing Starts Sources: FEA, U.S. Census Bureau Source: FEA; U.S. Census Bureau EXPECT LONG-TERM GROWTH IN U.S. HOUSING Strong Demographic Fundamentals and Significant Housing Deficit

STRONG REPAIR & REMODEL ACTIVITY Strong repair & remodel spending, including larger professional built projects and steady do-it-yourself activity Housing stock continues to age, with median age greater than 40 years Increased consumer savings and home equity U.S. HOUSING STOCK MEDIAN AGE OF OWNER-OCCUPIED HOMES U.S. RETAIL BUILDING MATERIALS SALES TOTAL SPENDING 42 years Source: U.S. Census Bureau 2019 American Housing Survey, FEA Source: U.S. Census Bureau

LUMBER DEMAND AND FUNDAMENTALS ARE FAVORABLE LUMBER PRICING FRAMING LUMBER COMPOSITE NORTH AMERICAN LUMBER CONSUMPTION BY END USE, 2021 Source: FEA Source: Random Lengths Q2 QTD as of 5/27/2022 Strong new residential construction activity and solid home improvement demand Expect 13% increase in North American lumber demand between 2021 and 2026 Current pricing well above historic levels Infrastructure spending will increase non-residential demand Mass timber and CLT will drive higher non-residential usage over time

Log supply declining in British Columbia due to fires, pine beetle and lower allowable cut Canadian lumber exports to the U.S. remain subject to duties Canadian share of lumber market has decreased U.S. Southern lumber production gaining share NORTH AMERICAN CAPACITY(1) % SHARE BY REGION NORTH AMERICAN LUMBER PRODUCTION BY REGION, 2021 Source: FEA Total North American softwood lumber production 61 BBF in 2021 LUMBER B.C. Mill Closures Have Reduced Industry Capacity Sources: FEA (1) Chart does not include share of other U.S. regions which constitute approximately 4% of total North American capacity.

OSB MARKET FUNDAMENTALS ARE POSITIVE Strong demand from new residential construction activity Favorable industry operating rates Current pricing well above historic levels Source: FEA ORIENTED STRAND BOARD PRICING 7/16” NORTH CENTRAL NORTH AMERICAN OSB CONSUMPTION BY END USE, 2021 Source: Random Lengths Q2 QTD as of 05/27/2022

WESTERN LOGS

Favorable Domestic and Export Demand

- Largest driver of demand is growing U.S. housing activity
- Favorable Japanese demand for premium logs
- China continues to have strong import needs but faces constraints from suppliers in Australia, Europe and Russia
- Able to rapidly flex volume in response to changing markets

WESTERN SAWLOG PRICING

DELIVERED DOUGLAS FIR #2



1000
800
600
400
200
0
$/MBF
YTD
1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 2022 YTD
ANNUAL

Source: Log Lines, Weyerhaeuser
YTD as of April 2022

WY's SENSITIVITY

CHANGE IN REALIZATIONS

$25/MBF

≈ $30 million

EBITDA ANNUALLY

WY transacts Western logs primarily in MBF but reports in ton equivalents. A $5/ton change in WY realizations is approximately $40 million of annual EBITDA.



U.S. WESTERN HOUSING STARTS
SEASONALLY ADJUSTED ANNUAL RATE
Single-family
Multi-family
Millions
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 YTD

Source: Bureau of Census



JAPAN HOUSING STARTS
WOOD-BASED
Millions
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 LTM

Source: JAWIC



CHINA SOFTWOOD LOG IMPORTS
FROM ALL COUNTRIES
All Other
New Zealand
Europe
USA
Million cubic meters
60
50
40
30
20
10
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 LTM

Source: China Gov't Statistics. Customs Code Numbers: 4403-2000 Logs, coniferous.

47

SOUTHERN LOGS

Improving Sawlog Demand Will Drive Long-Term Price Improvement

- Sawlog **demand improving as capacity and operating rates increase**
- **WY fiber log demand generally stable**
- Log pricing showing notable gains across several geographic sub-areas
- **WY's timberlands are well-positioned to benefit from rising lumber production and capacity across the South**
- **Additional upside opportunity from Southern log exports**

SOUTHERN SAWLOG PRICING

DELIVERED SOUTHERN AVERAGE PINE SAWLOG



60
55
50
45
40
35
$/GREEN TON
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018
2020
2022 YTD
YTD
ANNUAL

Source: Timber Mart-South
YTD as of 2022 Q1

WY's SENSITIVITY
CHANGE IN REALIZATIONS
$5/ton
≈ $60 million
EBITDA
ANNUALLY

OVER 9 BBF 2017 – 2023

U.S. SOUTH CAPACITY ADDITIONS

2017-2023



New Sawmill Capacity Announced
New Sawmill Capacity Completed
WY Timberlands
WY Export Facility

Source: Forisk, Company Reports

SAWMILL CAPACITY ADDITIONS

COMPLETED & ANNOUNCED BY STATE
2017-2023



1,800
1,500
1,200
900
600
300
0
MMBF
OK
VA
SC
FL
TX
NC
AR
LA
GA
MS
AL

Source: Forisk, Company Reports

48

For more information on our carbon record methodology, please visit carbonrecord.Weyerhaeuser.com OUR CARBON RECORD Our Net Climate Impact Is Significantly Carbon Negative The world needs MORE OF THIS 35 million mtCO2e in 2021 CARBON REMOVALS 2.3 billion and 3.6 billion mtCO2e CARBON STORAGE An Ambitious, Science-Based Target to Reduce Emissions by 2030 In Total, Our Forests Store Between EMISSIONS REDUCTION TARGET We are on the pathway to net-zero emissions TRACK 2 TRACK 3 TRACK 4 The world needs LESS OF THIS 7.4 million mtCO2e in 2021 TRACK 1 CARBON EMISSIONS Scope 1 & 2 42% 25% Scope 3 Metric tons of carbon dioxide equivalent (mtCO2e) for full year 2021.

ESG RATINGS AND INDICES Leading Performance CDP Climate (1) The S&P Global Corporate Sustainability Assessment (CSA) was formerly known as the Dow Jones Sustainability Index (DJSI). (2) Rating as of May 1, 2022. ISS QualityScore ratings are reported monthly. ISS QualitySCORE(2) (1=most favorable) c OTHER EXTERNAL RECOGNITION S&P Global(1) 50 Best-in-class performance among North American companies and peers Continuing to benchmark and enhance our performance Committed to achieving full recognition for our strong practices

WELL-LADDERED DEBT PROFILE

DEBT MATURITY PROFILE[1]



$ in millions
$978
$210
$272
$300
$750
$750
$658
$725
$450
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2052

- ✓ **$5.1 billion of long-term debt outstanding[1]**
  - 100% fixed rate
  - Weighted average maturity of 9 years
  - Weighted average interest rate of 5.4%
- ✓ **Refinanced $900 million of debt in 2022 Q1, resulting in interest expense savings of ~$38 million annually**
- ✓ **Reduced debt by ~$1.2 billion since 2020 Q3**
- ✓ **Revolver used for working capital management as needed**

(1) $860 million WestRock note maturing 2023 includes extension option. Revolving credit facility was undrawn as of March 31, 2022. This credit facility has a capacity of $1.5 billion and expires in January 2025.

51

OUR COMPANY VISION

(1) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results. (2) Net earnings for 2017, 2018, 2019 and 2020 include net charges of $52 million, $122 million, $354 million and $285 million, respectively, of after-tax non-operating special items which are reported in non-operating pension and other post-employment benefit costs, interest income and other, interest expense, net, and income taxes. ADJUSTED EBITDA RECONCILIATION Total Company

(1) LTM = last twelve months. (2) Net debt to Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Net debt to Adjusted EBITDA, as we define it, is long-term debt and borrowings on line of credit, net of cash and cash equivalents divided by the last twelve months of Adjusted EBITDA. (3) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results. Net debt to ADJUSTED EBITDA RECONCILIATION Total Company

(1) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results. (2) Results exclude Real Estate, Energy & Natural Resources, which was reported as part of legacy Weyerhaeuser’s Timberlands segment. West includes Plum Creek Washington and Oregon operations. South includes Plum Creek Southern Resources. North includes Plum Creek Northern Resources less Washington and Oregon. Results from Longview Timber are included in Other for 2013 and in Western Timberlands for 2014 and forward. Other also includes results from international operations and certain administrative charges. (3) Results represent Plum Creek Timberlands EBITDA from October 1, 2011 through February 18, 2016. ADJUSTED EBITDA RECONCILIATION Timberlands

(1) Amounts presented reflect the results of operations acquired in our merger with Plum Creek Timber, Inc. beginning on the merger date of February 19, 2016. (2) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results. ADJUSTED EBITDA RECONCILIATION Wood Products

(1) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results. ADJUSTED EBITDA RECONCILIATION Real Estate, Energy & Natural Resources

(1) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold and special items. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results. We have not provided a reconciliation of forecasted Adjusted EBITDA related to Natural Climate Solutions to the most comparable GAAP measure because Adjusted EBITDA excludes the impact of certain items described in the definition above and management cannot estimate the impact these items will have on Adjusted EBITDA without unreasonable effort. We believe that the probable significance of providing these forward-looking non-GAAP financial measures without a reconciliation to operating income is that investors and analysts will have certain information that we believe is useful and meaningful regarding our Natural Climate Solutions business, but they will not have that information on a GAAP basis. As a result, investors and analysts may be unable to accurately compare the expected impact to our historical results or the results or expected results of other companies that may have treated such matters differently. Management believes that, given the inherent uncertainty of forward-looking statements, investors and analysts will be able to understand and appropriately take into account the limitations in the information we have provided. Investors are cautioned that we cannot predict the occurrence, timing or amount of all non-GAAP items that we exclude from Adjusted EBITDA. Accordingly, the actual effect of these items, when determined, could potentially be significant to the calculation of Adjusted EBITDA over the medium-term. ADJUSTED EBITDA RECONCILIATION Natural Climate Solutions

ADJUSTED FUNDS AVAILABLE FOR DISTRIBUTION (FAD) RECONCILIATION (1) Funds available for distribution (FAD) is a non-GAAP measure that management uses to evaluate the company's liquidity. FAD, as we define it, is net cash from operations adjusted for capital expenditures. FAD measures cash generated during the period (net of capital expenditures) that is available for dividends, repurchases of common shares, debt reduction, acquisitions, and other discretionary and nondiscretionary capital allocation activities. FAD should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results. (2) Adjusted funds available for distribution (Adjusted FAD) is a non-GAAP measure that management uses to evaluate the company's liquidity. Adjusted FAD, as we define it, is net cash from operations adjusted for capital expenditures and significant non-recurring items. Adjusted FAD measures cash generated during the period (net of capital expenditures and significant non-recurring items) that is available for dividends, repurchases of common shares, debt reduction, acquisitions, and other discretionary and nondiscretionary capital allocation activities. Adjusted FAD should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.